Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of September 23, 2025, by and among Scilex Holding Company, a Delaware corporation, with headquarters located at 960 San Antonio Road, Palo Alto, CA 94303 (“SHC”), Scilex, Inc., a Delaware corporation and wholly owned subsidiary of SHC (“Scilex, Inc.” and together with SHC, each a “Seller” and jointly, the “Sellers”) the purchasers listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”) and, solely with respect to Sections 4, 5 and 10 (the “Specified Sections”), Semnur Pharmaceuticals, Inc., a Delaware corporation (“Semnur”).

RECITALS

1.
Each Seller and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations thereunder as promulgated by the United States Securities and Exchange Commission (the “SEC”).
2.
Each Seller currently holds shares of common stock, par value $0.0001 per share, of Semnur (“Semnur Common Stock”).
3.
Each Buyer wishes to purchase from the Sellers, and the Sellers wish to sell such Buyer, upon the terms and conditions stated in this Agreement, such aggregate number of shares of Semnur Common Stock set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers attached hereto (which aggregate amount for all Buyers together shall be 12,500,000 shares of Semnur Common Stock, consisting of an aggregate of 554,849 shares of Semnur Common Stock currently held by SHC and 11,945,151 shares of Semnur Common Stock currently held by Scilex, Inc. (in each case subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof), which shall collectively be referred to herein as the “Semnur Common Shares”), with the applicable Seller identified in column (3)(a) on the Schedule of Buyers.
4.
Semnur has agreed to provide certain registration rights to the Buyers as set forth in Section 5.

NOW, THEREFORE, each Seller, each Buyer and Semnur hereby agree as follows:

1.
PURCHASE AND SALE OF SEMNUR COMMON SHARES.
(a)
Purchase of Common Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 7 and 8 below, the applicable Seller(s) shall sell to the applicable Buyer(s), and each Buyer severally, but not jointly, agrees to purchase from the applicable Seller(s) on the Closing Date (as defined below), the number of Semnur Common Shares as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers attached hereto (the “Closing”).

(b)
Closing. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City time, on a date mutually agreed to by each Seller and each Buyer after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 7 and 8 below, remotely by electronic transfer of Closing documentation.
(c)
Purchase Price. The purchase price for the Semnur Common Shares to be purchased by each Buyer pursuant to this Agreement at the Closing shall be $16.00 per Semnur Common Share (subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof), with the aggregate purchase price for the Semnur Common Shares to be purchased by each Buyer to be the amount set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers attached hereto (the “Purchase Price”).
(d)
Form of Payment. On the Closing Date, (i) each Buyer shall pay to the Sellers an amount in the native currency of Bitcoin blockchain (“BTC”) transferred to the digital wallet address maintained by or under the management of Biconomy.com in the name of SHC or one of its subsidiaries (the “Seller Wallet”), as is equal to the quotient of: (A) such Buyer’s respective Purchase Price for the Semnur Common Shares to be sold by the applicable Seller(s) to such Buyer pursuant to this Agreement divided by (B) the spot exchange rate for BTC as published by Coinbase.com at 8:00 p.m. (New York City time) on the trading day immediately prior to the Closing Date; and (ii) the applicable Seller(s) shall deliver to each Buyer an executed stock power transferring to such Buyer the number of Semnur Common Shares such Buyer is purchasing from the applicable Seller(s) pursuant to this Agreement as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers attached hereto.
2.
BUYER’S REPRESENTATIONS AND WARRANTIES. Each Buyer, severally and not jointly, represents and warrants with respect to only itself to the Sellers and Semnur that:
(a)
No Public Sale or Distribution. Such Buyer is acquiring the Semnur Common Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Semnur Common Shares for any minimum or other specific term and reserves the right to dispose of the Semnur Common Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Semnur Common Shares hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Semnur Common Shares. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.
(b)
Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.
(c)
Reliance on Exemptions. Such Buyer understands that the Semnur Common Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that each Seller is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Semnur Common Shares.
(d)
Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of Semnur and materials relating to the offer and sale of the Semnur Common Shares that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of Semnur and the Sellers. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Sellers’ representations and warranties contained herein. Such Buyer understands that its investment in the Semnur Common Shares involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Semnur Common Shares. Such Buyer represents, acknowledges and agrees that (i) such Buyer will not retain any rights in any BTC paid to the applicable Seller(s) pursuant to this Agreement, (ii) none of the BTC paid by such Buyer to the applicable Seller(s) pursuant to this Agreement is subject to liabilities that will be assumed by either Seller, and (iii) the fair market value of the BTC to be paid by such Buyer to the applicable Seller(s) is at least equal to or greater than such Buyer’s tax basis in such BTC.
(e)
No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Semnur Common Shares or the fairness or suitability of the investment in the Semnur Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Semnur Common Shares.
(f)
Transfer or Resale. Such Buyer understands that: (i) the Semnur Common Shares have not been and, except as contemplated by Section 5, will not be, registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to Semnur an opinion of counsel, in a form reasonably acceptable to Semnur, to the effect that such Semnur Common Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides Semnur with reasonable assurance that such Semnur Common Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended (or a successor rule thereto) (collectively, “Rule 144”); and (ii) any sale of the Semnur Common Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Semnur Common Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.
(g)
Legends. Such Buyer understands that the certificates or other instruments representing the Semnur Common Shares and, until such time as the Semnur Common Shares have been registered under the 1933 Act as contemplated in Section 5, the stock certificates representing the Semnur Common Shares, except as set forth below, shall bear a restrictive legend in the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

The legend set forth above shall be removed and Semnur shall issue a certificate without such legend to the holder of the Semnur Common Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Semnur Common Shares are registered for resale under the 1933 Act or exchanged for other securities in a transaction registered under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides Semnur with an opinion of counsel, in a form reasonably acceptable to Semnur, to the effect that such sale, assignment or transfer of the Semnur Common Shares may be made without registration under the applicable requirements of the 1933 Act, or (iii) the Semnur Common Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

(h)
Validity; Enforcement. This Agreement and each of the other agreements entered into by such Buyer in connection with the transactions contemplated by this Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(i)
No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and each of the other agreements entered into by such Buyer in connection with the transactions contemplated by this Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.
(j)
Acknowledgement. Each Buyer acknowledges and understands: (i) the Sellers may possess material nonpublic information not known to such Buyer that may impact the value of Semnur and the Semnur Common Shares; (ii) the disadvantage to which such Buyer is subject due to the disparity of information between such Buyer and the Sellers; (iii) notwithstanding such disparity of information, such Buyer has deemed it appropriate to purchase the Semnur Common Shares to be sold by the applicable Seller(s) to such Buyer pursuant to this Agreement from the applicable Seller(s) as contemplated hereunder (and if such Buyer were in possession of some or all of any such material nonpublic information, such Buyer might not purchase the Semnur Common Shares from the applicable Seller(s)); (iv) such Buyer has made its own decision to consummate the transaction contemplated hereunder based on its own independent review and consultations with such investment, legal, tax, accounting and other advisers as such Buyer deemed necessary, and without reliance on any representation or warranty of, or advice from, the Sellers; (v) such Buyer hereby waives any right to rescind or invalidate the purchase of the Shares from the applicable Seller(s) or to seek any damages or other remuneration from either Seller based on the possession of any such material nonpublic information by either Seller or the lack of possession of any such material nonpublic information by such Buyer; (vi) the Purchase Price represents a mutually agreed upon price for the Semnur Common Shares determined by such Buyer and the applicable Seller(s) and does not necessarily represent the fair market value of the Semnur Common Shares as of the date hereof, as of the Closing or in the future; and (vii) neither the Purchase Price nor the number of Semnur Common Shares to be sold by the applicable Seller(s) to such Buyer hereunder shall be adjusted for any stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring with respect to the Semnur Common Stock or Semnur Common Stock between the date hereof and the Closing Date. Without limiting the generality of the foregoing, such Buyer agrees that the Sellers shall have no liability to such Buyer or its beneficiaries whatsoever due to or in connection with either Sellers’ use or non-disclosure of any material nonpublic information or otherwise as a result of the transaction contemplated hereby, and such Buyer hereby irrevocably waives any claim that such Buyer might have based on the failure of either Seller to disclose any material nonpublic information about Semnur, the Semnur Common Shares or otherwise.
(k)
BTC. (i) Such Buyer has all rights, title and interest in and to the BTC to be paid and transferred by such Buyer to the applicable Seller(s) pursuant to this Agreement, (ii) such Buyer’s BTC is held in a digital wallet held or operated by or on behalf of such Buyer at or by an appropriately regulated custodian or trustee and in accordance with industry-standard security practices (the “Buyer Digital Wallet”) and neither such BTC nor its Buyer Digital Wallet is subject to any liens, encumbrances or other restrictions, (iii) such Buyer has taken commercially reasonable steps to protect its Buyer Digital Wallet and such BTC, and (iv) such Buyer has the exclusive control of its Buyer Digital Wallet, including by use of “private keys” or other equivalent means or through custody arrangements or other equivalent means.
3.
REPRESENTATIONS AND WARRANTIES OF THE SELLERS.

Each Seller represents and warrants to each of the Buyers and Semnur that, as of the date hereof and as of the Closing Date:

(a)
Organization; Authorization; Enforcement; Validity. Such Seller is an entity duly organized and validly existing and in good standing under the laws of the state of Delaware. Such Seller has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and each of the other agreements entered into by such Seller in connection with the transactions contemplated by this Agreement and, upon such Seller’s receipt of the Semnur Common Stock, will have the corporate power and authority to sell the Semnur Common Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and each of the other agreements entered into by such Seller in connection with the transactions contemplated by this Agreement and the consummation by such Seller of the transactions contemplated hereby and thereby, have been duly authorized by such Seller’s Board of Directors and (other than filings pursuant to applicable securities laws), no further filing, consent or authorization is required by such Seller, its Board of Directors or its stockholders. This Agreement and each of the other agreements entered into by such Seller in connection with the transactions contemplated by this Agreement have been duly executed and delivered by such Seller, and constitute the legal, valid and binding obligations of such Seller, enforceable against such Seller in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(b)
No Conflicts. The execution, delivery and performance of this Agreement and each of the other agreements entered into by such Seller in connection with the transactions contemplated by this Agreement and the consummation by such Seller of the transactions contemplated hereby and thereby will not (i) result in a violation of such Seller’s Certificate of Incorporation, as amended from time to time, or such Seller’s Bylaws, as amended from time to time, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Seller is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations) and including all applicable foreign, federal, state laws, rules and regulations applicable to such Seller or by which any property or asset of such Seller is bound or affected, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Seller to perform its obligations hereunder.
(c)
Consents. Such Seller is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than filings pursuant to applicable securities laws), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement and each of the other agreements entered into by such Seller in connection with the transactions contemplated by this Agreement, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which such Seller is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date (or in the case of filings detailed above, will be made timely after the Closing Date).

(d)
Acknowledgment Regarding Buyer’s Purchase of Semnur Common Shares. Such Seller acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and each of the other agreements entered into by such Seller in connection with the transactions contemplated by this Agreement and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of Semnur, (ii) an “affiliate” of Semnur (as defined in Rule 144) or (iii) to the knowledge of such Seller, a “beneficial owner” of more than 10% of the Semnur Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act).
(e)
No General Solicitation; Fees. Neither such Seller nor its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Semnur Common Shares. Such Seller shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, financial advisory fees payable to JW Capital (the “Financial Advisor”) in connection with the sale of the Semnur Common Shares. The Seller shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.
(f)
No Integrated Offering. Neither such Seller, nor any of its affiliates, nor any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Semnur Common Shares under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Semnur Common Shares to require approval of stockholders of such Seller for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of Semnur are listed or designated for quotation. Neither such Seller nor its affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the sale of any of the Semnur Common Shares pursuant to this Agreement under the 1933 Act or cause the purchase or sale of any of the Semnur Common Shares pursuant to this Agreement to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.
4.
REPRESENTATIONS AND WARRANTIES OF SEMNUR.

Semnur represents and warrants to each of the Buyers and the Sellers that, as of the date hereof and as of the Closing Date:

(a)
Organization; Authorization; Enforcement; Validity. Semnur is an entity duly organized and validly existing and in good standing under the laws of the state of Delaware. Semnur has the requisite corporate power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation by Semnur of the transactions contemplated hereby and thereby, have been duly authorized by Semnur’s Board of Directors and (other than filings pursuant to applicable securities laws), no further filing, consent or authorization is required by Semnur, its Board of Directors or its stockholders. This Agreement has been duly executed and delivered by Semnur, and constitutes the legal, valid and binding obligations of Semnur, enforceable against Semnur in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(b)
No Conflicts. The execution, delivery and performance of this Agreement by Semnur and the consummation by Semnur of the transactions contemplated hereby and thereby will not (i) result in a violation of Semnur Certificate of Incorporation, as amended from time to time, or Semnur Bylaws, as amended from time to time, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Semnur is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations) and including all applicable foreign, federal, state laws, rules and regulations applicable to Semnur or by which any property or asset of Semnur is bound or affected, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Semnur to perform its obligations hereunder.
(c)
Consents. Semnur is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than filings pursuant to applicable securities laws), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement and each of the other agreements entered into by Semnur in connection with the transactions contemplated by this Agreement, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which Semnur is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date (or in the case of filings detailed above, will be made timely after the Closing Date).
5.
RESALE REGISTRATION RIGHTS.
(a)
Registration Statement. Within 90 days following the Closing, Semnur shall (i) file with the SEC, or (ii) have filed with the SEC, a resale registration statement (together with any New Resale Registration Statement (as defined below), a “Resale Registration Statement”) pursuant to Rule 415 under the 1933 Act, pursuant to which all of Semnur the Common Shares (the “Registrable Securities”) shall be included (on the initial filing or by supplement or amendment thereto) to enable the public resale on a delayed or continuous basis of the Registrable Securities by the Buyers. Semnur shall file the Resale Registration Statement on such form as Semnur may then utilize under the rules of the SEC and use its commercially reasonable efforts to have the Resale Registration Statement declared effective under the 1933 Act as soon as practicable, but in no event more than the earlier of: (A) 120 days following the issuance of the Registrable Securities, and (B) seven business days after the date Semnur receives written notification from the SEC that such Resale Registration Statement will not be reviewed. Semnur agrees to use its commercially reasonable efforts to maintain the effectiveness of each Resale Registration Statement, including by filing any necessary post-effective amendments and prospectus supplements, or, alternatively, by filing one or more new registration statements (each, a “New Resale Registration Statement”) relating to the Registrable Securities as required by Rule 415 under the 1933 Act, continuously until the date that is the earlier of (A) two (2) years following the date of effectiveness of such Resale Registration Statement, (B) the date on which no Buyer holds any Registrable Securities covered by such Resale Registration Statement, or (C) the date that the Registrable Securities can be sold under Rule 144 without restriction.
(b)
Provisions Relating to Registration.
(i)
Notwithstanding any other provisions of this Agreement to the contrary, Semnur shall cause (A) each Resale Registration Statement (as of the effective date of the Resale Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (I) to comply in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC, and (II) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (B) any related prospectus, preliminary prospectus and any amendment thereof or supplement thereto, as of its date, (1) to comply in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC, and (2) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, Semnur shall have no such obligations or liabilities with respect to any written information pertaining to a Buyer and furnished to Semnur by or on behalf of such Buyer specifically for inclusion therein.
(ii)
Semnur shall notify the Buyers: (A) when a Resale Registration Statement, or any amendment thereto has been filed with the SEC and when such Resale Registration Statement or any post-effective amendment thereto has become effective; (B) of any request by the SEC for amendments or supplements to any Resale Registration Statement or the prospectus included therein or for additional information; (C) of the issuance by the SEC of any stop order suspending the effectiveness of any Resale Registration Statement or the initiation of any proceedings for that purpose and of any other action, event or failure to act that would cause the Resale Registration Statement not to remain effective; and (D) of the receipt by Semnur of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose.
(iii)
As promptly as practicable after becoming aware of such event, Semnur shall notify the Buyers of the happening of any event (a “Suspension Event”), of which Semnur has knowledge, as a result of which the prospectus included in a Resale Registration Statement as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its commercially reasonable efforts promptly to prepare a supplement or amendment to such Resale Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to a Buyer as any such Buyer may reasonably request; provided, however, that, for not more than 60 consecutive trading days (or a total of not more than 150 trading days in any 12 month period), Semnur may delay, to the extent permitted by and in a manner not in violation of applicable securities laws, the disclosure of material non-public information concerning Semnur (as well as prospectus or Resale Registration Statement updating), the disclosure of which at the time is not, in the good faith opinion of Semnur, in the best interests of Semnur; provided, further, that, if such Resale Registration Statement was not filed on Form S-3, such number of days shall not include the 15 calendar days following the filing of any Current Report on Form 8-K, Quarterly Report on Form 10-Q or Annual Report on Form 10-K, or other comparable form, for purposes of filing a post-effective amendment to such Resale Registration Statement.
(iv)
Upon a Suspension Event, Semnur shall give written notice (a “Suspension Notice”) to the Buyers to suspend sales of the affected Registrable Securities, and such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and Semnur is pursuing with reasonable diligence the completion of the matter giving rise to the Suspension Event or otherwise taking all reasonable steps to terminate suspension of the effectiveness or use of a Resale Registration Statement applicable to such affected Registrable Securities. In no event shall Semnur, without the prior written consent of a Buyer, disclose to any such Buyer any of the facts or circumstances giving rise to the Suspension Event. A Buyer shall not effect any sales of the Registrable Securities pursuant to such Resale Registration Statement (or such filings), at any time after it has received a Suspension Notice and prior to receipt of an End of Suspension Notice. A Buyer may resume effecting sales of the Registrable Securities under the applicable Resale Registration Statement (or such filings), following further notice to such effect (an “End of Suspension Notice”) from Semnur. This End of Suspension Notice shall be given by Semnur to the Buyers in the manner described above promptly following the conclusion of any Suspension Event and its effect. For the avoidance of doubt, a Suspension Notice shall not affect or otherwise limit sales of affected Registrable Securities under Rule 144 or otherwise outside of the applicable Resale Registration Statement.
(v)
Notwithstanding any provision herein to the contrary, if Semnur gives a Suspension Notice pursuant to this Section 5(b) with respect to a Resale Registration Statement, Semnur shall extend the period during which such Resale Registration Statement shall be maintained effective under this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Buyers shall have received the End of Suspension Notice and copies of the supplemented or amended prospectus necessary to resume sales; provided, however, such period of time shall not be extended beyond the date that the Registrable Securities can be sold under Rule 144 without restriction.
(vi)
Semnur shall bear all Registration Expenses incurred in connection with the registration of the Registrable Securities pursuant to this Agreement. “Registration Expenses” shall mean any and all expenses incident to the performance of or compliance with this Agreement, including without limitation: (i) all registration and filing fees; (ii) all fees and expenses associated with a required listing of the Registrable Securities on any securities exchange; (iii) fees and expenses with respect to filings required to be made with an exchange or any securities industry self-regulatory body; (iv) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel for the underwriters or holders of securities in connection with blue sky qualifications of the securities and determination of their eligibility for investment under the laws of such jurisdictions); (v)

printing, messenger, telephone and delivery expenses of Semnur; (vi) fees and disbursements of counsel for Semnur and customary fees and expenses for independent certified public accountants retained by Semnur (including the expenses of any comfort letters, or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters, if such comfort letter or comfort letters is required by the managing underwriter); (vii) securities acts liability insurance, if Semnur so desires; (viii) all internal expenses of Semnur (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); (ix) the expense of any annual audit; and (x) the fees and expenses of any Person, including special experts, retained by Semnur; provided, however that “Registration Expenses” shall not include underwriting fees, discounts or commissions attributable to the sale of the Registrable Securities or any legal fees and expenses of counsel to the Buyers.
(vii)
Notwithstanding anything to the contrary contained in this Agreement, Semnur shall not be required to include Registrable Securities held by any Buyer in a Resale Registration Statement unless such Buyer, following reasonable advance written request by Semnur, furnishes to Semnur, at least five (5) business days prior to the scheduled filing date of such Resale Registration Statement, an executed selling stockholder questionnaire in customary form reasonably acceptable to Semnur.
(c)
Indemnification with Respect to Registration.
(i)
In the event of the offer and sale of the Registrable Securities held by a Buyer under the 1933 Act, Semnur agrees to indemnify and hold harmless such Buyer and its directors, officers, employees, affiliates and agents and each Person who controls such Buyer within the meaning of the 1933 Act or the 1934 Act (collectively, the “Buyer Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof to which each Buyer Indemnified Party may become subject under the 1933 Act and the 1934 Act , insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in a Resale Registration Statement or in any amendment thereof, in each case at the time such became effective under the 1933 Act, or in the preliminary prospectus or other information that is deemed, under Rule 159 promulgated under the 1933 Act to have been conveyed to purchasers of securities at the time of sale of such securities (the “Disclosure Package”), in the prospectus or in any amendment thereof or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, and shall reimburse, as incurred, the Buyer Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that Semnur shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in the Resale Registration Statement, the Disclosure Package, any prospectus or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information pertaining to such Buyer and furnished to Semnur by or on behalf of such Buyer Indemnified Party specifically for inclusion therein; provided further, however, that Semnur shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Disclosure Package, where (I) such statement or omission had been eliminated or remedied in any subsequently filed amended prospectus or prospectus supplement (the Disclosure Package, together with such updated documents, the “Updated Disclosure Package”), the filing of which such Buyer had been notified in accordance with the terms of this Agreement, (II) such Updated Disclosure Package was available at the time such Buyer sold Registrable Securities under the Resale Registration Statement, (III) such Updated Disclosure Package was not furnished by such Buyer to the Person asserting the loss, liability, claim, damage or liability, or an underwriter involved in the distribution of such Registrable Securities, at or prior to the time such furnishing is required by the 1933 Act, and (IV) the Updated Disclosure Package would have cured the defect giving rise to such loss, liability, claim, damage or action; and provided further, however, that this indemnity agreement will be in addition to any liability that Semnur may otherwise have to such Buyer Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Buyer Indemnified Parties and shall survive the transfer of the Registrable Securities by a Buyer.
(ii)
As a condition to including any Registrable Securities to be offered by a Buyer in any registration statement filed pursuant to this Agreement, such Buyer agrees to indemnify and hold harmless Semnur, each of its directors, each of its officers who signs the Resale Registration Statement, as well as any officers, employees, affiliates and agents of Semnur, and each Person, if any, who controls Semnur within the meaning of the 1933 Act or 1934 Act (a “Semnur Indemnified Party”) from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which a Semnur Indemnified Party may become subject under the 1933 Act or the 1934 Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or in any amendment thereof, in each case at the time such became effective under the 1933 Act, or in any Disclosure Package, prospectus or in any amendment thereof or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Buyer and furnished to Semnur by or on behalf of such Buyer specifically for inclusion therein; and, subject to the limitation immediately preceding this clause, shall reimburse, as incurred, the Semnur Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Buyer, or any such director, officer, employees, affiliates and agents and shall survive the transfer of such Registrable Securities by such Buyer, and such Buyer shall reimburse Semnur, and each such director, officer, employees, affiliates and agents for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding; provided, however, that the indemnity amount contained in this Section 5(c)(ii) shall in no event exceed the gross proceeds from the offering received by such Buyer. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Semnur or any such director, officer, employees, affiliates and agents and shall survive the transfer by such Buyer of such Registrable Securities.
(iii)
Promptly after receipt by a Buyer Indemnified Party or a Semnur Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section5(c), notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from liability under Sections 5(c)(i) or 6(c)(ii) unless and to the extent it did not otherwise learn of such action and the indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party), and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof the indemnifying party will not be liable to such Indemnified Party under this Section 5(c) for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, if such Indemnified Party shall have been advised by counsel that there are one or more defenses available to it that are in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), the reasonable fees and expenses of such Indemnified Party’s counsel shall be borne by the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the Indemnified Party (not to be unreasonably withheld or delayed), effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (A) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action, and (B) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party. If the indemnification provided for in this Section 5(c) is unavailable or insufficient to hold harmless an Indemnified Party under Sections 5(c)(i) or 5(c)(ii), then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in Sections 5(c)(i) or 4(c)(ii), in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Semnur on the one hand or such Buyer or Buyer Indemnified Party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5(c)(iii) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim that is the subject of this Section 5(c)(iii). The parties agree that it would not be just and equitable if contributions were determined by pro rata allocation (even if such Buyer was treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding any other provision of this Section 5(c)(iii), a Buyer shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Buyer from the sale of the Registrable Securities pursuant to the Resale Registration Statement exceeds the amount of damages that such Buyer has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(iv)
The agreements contained in this Section 5(c) shall survive the sale of the Registrable Securities pursuant to a Resale Registration Statement, and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Indemnified Party.
6.
COVENANT. Each party shall use its commercially reasonable efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 7 and 8.
7.
CONDITIONS TO EACH SELLERS’ OBLIGATION TO SELL THE SEMNUR COMMON SHARES.

The obligation of the Sellers hereunder to sell the Semnur Common Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Sellers’ sole benefit and may be waived by the Sellers at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a)
Such Buyer shall have delivered to the applicable Seller(s) the Purchase Price for the Semnur Common Shares being purchased by such Buyer at the Closing by paying and transferring the amount in BTC to the Seller Wallet as provided in Section 1(d).
(b)
The representations and warranties of such Buyer shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.
(c)
The representations and warranties of Semnur shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such specified date).
8.
CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE THE SEMNUR COMMON SHARES.

The obligation of each Buyer hereunder to purchase the Semnur Common Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Sellers with prior written notice thereof:

(a)
Each Seller shall have duly executed and delivered to such Buyer an executed stock power transferring to such Buyer the number of Semnur Common Shares (allocated in such amounts as such Buyer shall request in writing), being purchased by such Buyer at the Closing pursuant to this Agreement as set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers attached hereto.
(b)
The representations and warranties of each Seller shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such specified date) and each Seller shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing Date.
(c)
The representations and warranties of Semnur shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects as of such specified date).
(d)
Each Seller shall have provided to such Buyer the address for the Seller Wallet.
9.
TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before December 31, 2025 due to the Sellers’ or such Buyer’s failure to satisfy the conditions set forth in Sections 7 and 8 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the Buyer, if such Buyer is the nonbreaching party, or the Sellers, if the Sellers are the nonbreaching parties, shall have the option to terminate this Agreement with respect to such Buyer, if such Buyer is the breaching party, or with respect to the Sellers, if any Seller is the breaching party, at the close of business on such date by delivering a written notice to that effect to each other party to this Agreement and without liability of any party to any other party. Upon a termination of this Agreement in accordance with this Section 9, Semnur’s obligations under Section 5 shall terminate in their entirety and be of no further force or effect.

10.
MISCELLANEOUS.
(a)
Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
(b)
Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a .pdf or other electronic signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a .pdf or other electronic signature.
(c)
Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
(d)
Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e)
Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Sellers, their respective affiliates and Persons acting on their respective behalf, on the one hand, and the Buyers, their affiliates and Persons acting on their behalf, on the other hand, with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the Sellers nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Sellers and the holders of at least a majority of the aggregate amount of Semnur Common Shares to be sold to Buyers pursuant to this Agreement, and any amendment to this Agreement made in conformity with the provisions of this Section 10(e) shall be binding on all Buyers and holders of Semnur Common Shares, Semnur and the Sellers; provided, that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of any Buyer relative to the comparable rights and obligations of the other Buyers shall require the prior written consent of such adversely affected Buyer and provided further that the provisions of the Specified Sections may not be amended or waived without the written consent of Semnur. No provisions hereto may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the Buyers or holders of the Semnur Common Shares then outstanding.
(f)
Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement or any of the instruments referenced herein must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice); or (iii) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and e-mail addresses for such communications shall be:

If to the Sellers:

960 San Antonio Road

Palo Alto, CA 94303

Attention: Henry Ji., Ph.D.

E-mail: HJi@scilexholding.com

With a copy (for informational purposes only) to:

Paul Hastings LLP

1117 S. California Avenue

Palo Alto, CA 94304

Attention: Jeffrey T. Hartlin, Elizabeth A. Razzano

E-mail: jeffhartlin@paulhastings.com; elizabethrazzano@paulhastings.com

If to Semnur:

960 San Antonio Road

Palo Alto, CA 94303

Attention: Jaisim Shah

E-mail: JShah@scilexholding.com

With a copy (for informational purposes only) to:

Paul Hastings LLP

1117 S. California Avenue

Palo Alto, CA 94304

Attention: Jeffrey T. Hartlin, Elizabeth A. Razzano

E-mail: jeffhartlin@paulhastings.com; elizabethrazzano@paulhastings.com

If to a Buyer, to its address and e-mail address set forth on the Schedule of Buyers attached hereto, with copies (for informational purposes only) to such Buyer’s representatives as set forth in column (5) on the Schedule of Buyers attached hereto, or to such other address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) calendar days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time and date or (C) provided by an overnight courier service shall be rebuttable evidence of personal service or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Semnur Common Shares. A Buyer may assign some or all of its rights hereunder without the consent of the Sellers or Semnur, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.
(h)
Third Party Beneficiaries. The Financial Advisor shall be a third party beneficiary of the representations and warranties of the Buyers in Section 2 and the representations and warranties of the Sellers in Section 3. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
(i)
Survival. Unless this Agreement is terminated under Section 9, the representations and warranties of the Buyers contained in Section 2, the Sellers in Section 3 and Semnur in Section 4, and the agreements and covenants set forth in Sections 5, 6 and 10 shall survive the Closing. Each Buyer, each Seller and Semnur shall be responsible only for its own representations, warranties, agreements and covenants hereunder.
(j)
Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)
Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. For purposes of this Agreement, “party”, “parties” and words of similar import (A) in the Specified Sections, shall constitute a reference to a party, or the parties, to this Agreement (including Semnur) and (B) for sections of this Agreement other than the Specified Sections, shall constitute a reference to a party, or the parties, to this Agreement, but shall not include Semnur.
(l)
Remedies. Each party to this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, each of the parties hereto recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the other party hereto. Each of the parties hereto therefore agrees that each of the other parties hereto shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.
(m)
Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under this Agreement are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under this Agreement. Nothing contained herein, and no action taken by any Buyer pursuant hereto, shall be deemed to constitute the Buyers as, and the Sellers and Semnur acknowledge that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group, and neither the Sellers nor Semnur shall assert any such claim with respect to such obligations or the transactions contemplated hereby and the Sellers and Semnur acknowledge that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. The Sellers and Semnur acknowledge and each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, each Seller, each Buyer and Semnur have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

THE SELLERS: SCILEX HOLDING COMPANY
By: /s/ Henry Ji Name: Henry Ji, Ph.D. Title: Chief Executive Officer

SCILEX, INC.
By: /s/ Henry Ji Name: Henry Ji, Ph.D. Title: Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Seller, each Buyer and Semnur have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER(S):
BICONOMY PTE.LTD By: /s/ Dmitriy Sheludko Name: Dmitriy Sheludko Title: CEO

IN WITNESS WHEREOF, each Seller, each Buyer and Semnur have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

SEMNUR
SEMNUR PHARMACETUICALS INC., solely with respect to the Specified Sections By: /s/ Jaisim Shah Name: Jaisim Shah Title: Chief Executive Officer